UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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AUDENTES THERAPEUTICS, INC.

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*** Exercise Your Right to Vote ***  Important Notice Regarding the Availability of Proxy Materials for the  Stockholder Meeting to Be Held on June 8, 2018.  Meeting Information  AUDENTES THERAPEUTICS, INC.  Meeting Type: Annual meeting  For holders as of: April 16, 2018  Date: June 8, 2018 Time: 9:00 AM PT  Location:  Company Headquarters  600 California St., 17th Floor  San Francisco, CA 94108  You are receiving this communication because you hold  shares in the company named above.   This is not a ballot. You cannot use this notice to vote these  shares. This communication presents only an overview of  the more complete proxy materials that are available to  you on the Internet. You may view the proxy materials  online at www.proxyvote.com or easily request a paper copy  (see reverse side).   We encourage you to access and review all of the important  information contained in the proxy materials before voting.  E45294-P03337  AUDENTES THERAPEUTICS, INC.  600 CALIFORNIA STREET, 17TH FLOOR  SAN FRANCISCO, CA 94108   See the reverse side of this notice to obtain  proxy materials and voting instructions.

Before You Vote  How to Access the Proxy Materials  Proxy Materials Available to VIEW or RECEIVE:  NOTICE AND PROXY STATEMENT ANNUAL REPORT FORM OF ELECTRONIC PROXY CARD  How to View Online:  Have the information that is printed in the box marked by the arrow (located on the  following page) and visit: www.proxyvote.com.  How to Request and Receive a PAPER or E-MAIL Copy:  If you want to receive a paper or e-mail copy of these documents, you must request one otherwise you will not  receive a paper or e-mail copy. There is NO charge for requesting a copy. Please choose one of the following methods  to make your request:      1) BY INTERNET: www.proxyvote.com   2) BY TELEPHONE: 1-800-579-1639   3) BY E-MAIL*: sendmaterial@proxyvote.com  * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked  by the arrow (located on the following page) in the subject line.  .  XXXX XXXX XXXX XXXX  E45295-P03337  .  XXXX XXXX XXXX XXXX  Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment  advisor. Please make the request as instructed above on or before May 25, 2018 to facilitate timely delivery.  How To Vote  Please Choose One of the Following Voting Methods  Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the  possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any  special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.   Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.     Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.  .  XXXX XXXX XXXX XXXX   ,

Voting Items  The Board of Directors recommends you vote FOR  the following:  1. Election of Class II Directors   Nominees:   01) Louis Lange   02) Kush Parmar  The Board of Directors recommends you vote FOR the following proposal:  2. To ratify the appointment of KPMG LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2018.  NOTE: Such other business as may properly come before the meeting or any adjournment thereof.  E45296-P03337

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